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Exhibit 4.1

NUMBER SN 82		SHARES
STATE NATIONAL BANCSHARES, INC. INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS COMMON STOCK
SEE REVERSE FOR CERTAIN DEFINITIONS
THIS CERTIFIES that

SPECIMEN

is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $1.00 PER SHARE OF
STATE NATIONAL BANCSHARES, INC.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

        IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and its Corporate seal to be hereunto affixed.

DATED:

/s/ DON E. COSBY SECRETARY	STATE NATIONAL BANCSHARES, INC. CORPORATE TEXAS SEAL	CHAIRMAN

COUNTERSIGNED AND REGISTERED REGISTRAR AND TRANSFER COMPANY TRANSFER AGENT AND REGISTRAR
BY
AUTHORIZED SIGNATURE

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT—	Custodian
				(Cust)	(Minor)
TEN ENT	—	as tenants by the entireties		under Uniform Gifts to Minors
JT TEN	—	as joint tenants with right of survivorship and not as tenants in common		Act __________________ (State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ______________ do hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

                                                                                                                                                                                              Shares

of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                                                                                                                                         Attorney

to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.

        Dated:

                                    In presence of

        NOTICE: The signature of this assignment must correspond with the name as written upon the face of the certificate, in every particular, without alteration or enlargement, or any change whatever.

        The signature(s) of the assignor(s) must be guaranteed hereon by a participant in either the Securities Transfer Agent's Medallion Program (STAMP), the Stock Exchange Medallion Program (SEMP), or the New York Stock Exchange Medallion Program (MSP).

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  Exhibit 4.1